Exhibit 23.1

Consent of Independent Auditors
We consent to the incorporation by reference in the following Registration Statements:
(1) Registration Statement (Form S-3 No. 333-241031) of Pioneer Natural Resources Company and in the related Prospectus,
(2) Registration Statement (Form S-8 No. 333-136488) pertaining to the Pioneer Natural Resources Company Executive Deferred Compensation Plan,
(3) Registration Statement (Form S-8 No. 333-136489) pertaining to the Pioneer Natural Resources Company 2006 Long-Term Incentive Plan,
(4) Registration Statement (Form S-8 No. 333-136490) pertaining to the Pioneer Natural Resources Company Long-Term Incentive Plan,
(5) Registration Statement (Form S-8 No. 333-88438) pertaining to the Pioneer Natural Resources Company Long-Term Incentive Plan,
(6) Registration Statement (Form S-8 No. 333-39153) pertaining to the Pioneer Natural Resources Company Deferred Compensation Retirement Plan,
(7) Registration Statement (Form S-8 No. 333-39249) pertaining to the Pioneer Natural Resources USA, Inc. Profit Sharing 401(k) Plan,
(8) Registration Statement (Form S-8 No. 333-35087) pertaining to the Pioneer Natural Resources Company Long-Term Incentive Plan,
(9) Registration Statement (Form S-8 No. 333-161283) pertaining to the Pioneer Natural Resources Company 2006 Long Term Incentive Plan,
(10) Registration Statement (Form S-8 No. 333-176712) pertaining to the Pioneer Natural Resources Company Employee Stock Purchase Plan,
(11) Registration Statement (Form S-8 No. 333-178671) pertaining to the Pioneer Natural Resources USA, Inc. 401(k) and Matching Plan, the Pioneer Natural Resources Company 2006 Long-Term Incentive Plan and the Pioneer Natural Resources Company Executive Deferred Compensation Plan,
(12) Registration Statement (Form S-8 No. 333-183379) pertaining to the Pioneer Natural Resources Company Employee Stock Purchase Plan,
(13) Registration Statement (Form S-8 No. 333-212774) pertaining to the Pioneer Natural Resources Company Amended and Restated 2006 Long Term Incentive Plan,
(14) Registration Statement (Form S-8 No. 333-252057) pertaining to the Amended and Restated Parsley Energy, Inc. 2014 Long Term Incentive Plan, Jagged Peak Energy Inc. 2017 Long Term Incentive Plan and Pioneer Natural Resources Company Amended and Restated 2006 Long-Term Incentive Plan, and
(15) Registration Statement (Form S-8 No. 333-253793) pertaining to the Amended and Restated Parsley Energy, Inc. 2014 Long Term Incentive Plan and Pioneer Natural Resources Company Amended and Restated 2006 Long-Term Incentive Plan;

of our report dated April 5, 2021, with respect to the consolidated balance sheet of Parsley Energy, Inc. and subsidiaries as of December 31, 2020, and the related consolidated statements of operations, changes in equity, and cash flows for the year ended December 31, 2020, and the related notes, which report appears in the Form 8-K of Pioneer Natural Resources Company dated May 7, 2021.

Dallas, Texas
May 7, 2021